UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 1, 2013

CATAMARAN CORPORATION
(Exact name of registrant as specified in charter)

000-52073
(Commission File Number)

Yukon Territory, Canada	98-0167449
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification Number)

1600 McConnor Parkway
Schaumburg, Illinois 60173-6801
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (800) 282-3232

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On October 1, 2013, Catamaran Corporation, a corporation organized under the laws of the Yukon Territory, Canada (the “Company”or “Catamaran”), through a wholly-owned subsidiary, acquired (the “Acquisition”) all of the outstanding limited liability company interests of Restat, LLC (“Restat”) in exchange for $409.5 million in cash, subject to certain customary post-closing adjustments, upon the terms and subject to the conditions contained in that certain Membership Interest Purchase Agreement, dated as of July 31, 2013 (the “Purchase Agreement”), by and between Catamaran LLC and The F. Dohmen Co. (“Dohmen”). The purchase price was funded from Catamaran’s existing cash balance and $350 million in borrowings under its existing senior secured revolving credit facility.

On October 4, 2013, Catamaran filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “October 4 Form 8-K”) in connection with the completion of the Acquisition. As a result of the Acquisition, Restat became a wholly-owned subsidiary of the Company.

In accordance with the Instruction to Item 9.01 of Form 8-K, this Current Report on Form 8-K/A amends Item 9.01 of the October 4 Form 8-K to present certain historical financial statements of Restat and certain unaudited pro forma financial information in connection with the Acquisition required under Item 9.01(a) and (b) of Form 8-K, which historical financial statements and unaudited pro forma information are filed as exhibits hereto. Except as set forth herein, the October 4 Form 8-K remains unchanged.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited balance sheets of Restat as of December 31, 2012 and 2011, and related audited statements of operations and statements of The F. Dohmen Co.’s invested equity and cash flows for the years then ended, including the notes thereto and the report of BDO USA, LLP thereon, are attached hereto as Exhibit 99.2 and incorporated by reference herein.

The unaudited balance sheet of Restat as of September 30, 2013, and related unaudited statements of operations and statements of The F. Dohmen Co.’s invested equity and cash flows for the nine months ended September 30, 2013 and 2012, including the notes thereto, are attached hereto as Exhibit 99.3 and incorporated by reference herein.

(b)	Pro Forma Financial Information

The unaudited pro forma combined balance sheet of Catamaran and Restat as of September 30, 2013 and the unaudited pro forma combined statement of operations of Catamaran and Restat for the nine months ended September 30, 2013 and the year ended December 31, 2012, including the notes thereto, are attached hereto as Exhibit 99.4 and incorporated by reference herein.

(d)	Exhibits

Exhibit No.	Description
2.1
Membership Interest Purchase Agreement, dated July 31, 2013, by and between Catamaran LLC and The F. Dohmen Co.*(incorporated by reference to Exhibit 2.1 to the registrant's Current Report on Form 8-K filed with the SEC on October 4, 2013).

23.1	Consent of BDO USA, LLP, independent registered public accounting firm to Restat, LLC.
99.1	Press release of Catamaran Corporation issued October 1, 2013 (incorporated by reference to Exhibit 99.1 to the registrant's Current Report on Form 8-K filed with the SEC on October 4, 2013).
99.2
Audited balance sheets of Restat as of December 31, 2012 and 2011, and related audited statements of operations and statements of The F. Dohmen Co.’s invested equity and cash flows for the years then ended, including the notes thereto and the report of BDO USA, LLP thereon.

99.3
Unaudited balance sheet of Restat as of September 30, 2013, and related unaudited statements of operations and statements of The F. Dohmen Co.’s invested equity and cash flows for the nine months ended September 30, 2013 and 2012, including the notes thereto.

99.4
Unaudited pro forma combined balance sheet of Catamaran and Restat as of September 30, 2013 and the unaudited pro forma combined statement of operations of Catamaran and Restat for the nine months ended September 30, 2013 and the year ended December 31, 2012, including the notes thereto.

_________________

*
The registrant agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or exhibit upon the request of the Securities and Exchange Commission in accordance with Item 601(b)(2) of Regulation S-K.

SIGNATURE
Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 29, 2013

CATAMARAN CORPORATION

By:	/s/ Jeffrey Park
Name: Jeffrey Park Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1
Membership Interest Purchase Agreement, dated July 31, 2013, by and between Catamaran LLC and The F. Dohmen Co.*(incorporated by reference to Exhibit 2.1 to the registrant's Current Report on Form 8-K filed with the SEC on October 4, 2013).

23.1	Consent of BDO USA, LLP, independent registered public accounting firm to Restat, LLC.
99.1	Press release of Catamaran Corporation issued October 1, 2013 (incorporated by reference to Exhibit 99.1 to the registrant's Current Report on Form 8-K filed with the SEC on October 4, 2013).
99.2
Audited balance sheets of Restat as of December 31, 2012 and 2011, and related audited statements of operations and statements of The F. Dohmen Co.’s invested equity and cash flows for the years then ended, including the notes thereto and the report of BDO USA, LLP thereon.

99.3
Unaudited balance sheet of Restat as of September 30, 2013, and related unaudited statements of operations and statements of The F. Dohmen Co.’s invested equity and cash flows for the nine months ended September 30, 2013 and 2012, including the notes thereto.

99.4
Unaudited pro forma combined balance sheet of Catamaran and Restat as of September 30, 2013 and the unaudited pro forma combined statement of operations of Catamaran and Restat for the nine months ended September 30, 2013 and the year ended December 31, 2012, including the notes thereto.

_____________

*
The registrant agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or exhibit upon the request of the Securities and Exchange Commission in accordance with Item 601(b)(2) of Regulation S-K.